Security Equity Fund

Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Statutory Prospectuses Dated April 30, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus for the Guggenheim StylePlus—Large Core Institutional and Guggenheim StylePlus—Mid Growth Institutional Funds (the “Institutional Prospectus”) and the currently effective Statutory Prospectus for the A-, B- and C-Classes of the Guggenheim StylePlus—Large Core and Guggenheim StylePlus—Mid Growth Funds (the “Multi-Class Prospectus”) and should be read in conjunction with the Prospectuses.

The Board of Directors (the “Board”) of Security Equity Fund and Security Mid Cap Growth Fund recently approved certain changes to the Funds’ investment program. In particular, the Board approved on behalf of each Fund the adoption of a new 80% non-fundamental investment policy, pursuant to Rule 35d-1 under the Investment Company Act of 1940.

The changes to the Funds’ investment strategies will become effective on or about January 28, 2014. Therefore, on or about January 28, 2014, the Statutory Prospectuses will be revised substantially as follows:

Guggenheim StylePlus—Large Core Institutional Fund and Guggenheim StylePlus—Large Core Fund

The first paragraph of the section titled “Principal Investment Strategies” beginning on page 1 of the Institutional Prospectus and page 1 of the Multi-Class Prospectus will be deleted in its entirety and replaced with the following:

The Fund seeks to exceed the total return of the S&P 500 Index (the “Index”). The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $1.8 billion to $415.6 billion.

Guggenheim StylePlus—Mid Growth Institutional Fund and Guggenheim StylePlus—Mid Growth Fund

The first paragraph of the section titled “Principal Investment Strategies” beginning on page 6 of the Institutional Prospectus and page 7 of the Multi-Class Prospectus will be deleted in its entirety and replaced with the following:

The Fund seeks to exceed the total return of the Russell Midcap Growth Index (the “Index”). The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $321.4 million to $44.0 billion.

All Funds

The first paragraph of the section titled “Additional Information Regarding Investment Objectives and Strategies” on page 11 of the Institutional Prospectus and page 13 of the Multi-Class Prospectus will be deleted in its entirety and replaced with the following:

The Board of Directors of the Funds may change the Funds’ investment objectives and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. For the purposes of this 80% policy, derivatives will be based on their notional value. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Please Retain This Supplement for Future Reference

GISPABCI-SUP-1113x0114

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